Exhibit 99.1    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                    APRIL 15, 2002
                          Rated
                          Water
Rig Name                  Depth     Design                                    Location                    Status
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader            200'      Mat Cantilever                              GOM                      Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake               200'      Mat Cantilever                              GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion            250'      Mat Slot                                    GOM                    Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia            250'      Independent Leg Cantilever                  GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan             250'      Independent Leg Cantilever                  GOM          Shipyard for water-depth upgrade
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                250'      Independent Leg Cantilever                  GOM          Shipyard for water-depth upgrade
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign           250'      Independent Leg Cantilever               Indonesia                  Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage            250'      Independent Leg Cantilever               Australia                  Contracted

-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                300'      Independent Leg Cantilever                  GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget              300'      Independent Leg Cantilever                  GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit              300'      Independent Leg Cantilever                  GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick             300'      Independent Leg Cantilever                  GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan               350'      Independent Leg Slot                        GOM                     Contracted

-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower               350'      Independent Leg Slot                        GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator           600'      Aker H-3                                  Senegal                    Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century             800'      Korkut                                      GOM                    Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador          1,100'    Bethlehem SS-2000                           GOM                      Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad               1,200'    Aker H-3                                 North Sea                  Contracted

-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era             1,500'    Korkut                                      GOM                      Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty              1,500'    Victory Class                            Australia                  Contracted

-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian            1,500'    Earl & Wright Sedco 711 Series           North Sea                  Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess            1,500'    Aker H-3                                 North Sea                  Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington         1,500'    Aker H-3                                  Namibia                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch               1,640'    Korkut                                    Vietnam                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General             1,640'    Korkut                                   Australia         Shipyard for special survey
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector          1,700'    Victory Class                               GOM                    Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor            2,000'    Victory Class                               GOM                    Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord             2,200'    F&G SS-2000                                 GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington           2,200'    F&G SS-2000                                 GOM                      Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga            2,200'    F&G SS-2000                                 GOM                      Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown            2,850'    F&G SS-2000                                Brazil                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager             3,200'    Victory Class                               GOM                    Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy               3,300'    DP DYVI Super Yatzy                        Brazil                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker              3,500'    F&G 9500 Enhanced Pacesetter                GOM                      Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest               3,500'    Victory Class                               GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner              3,500'    Aker H-3                                   Brazil                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance            5,000'    Alliance Class                             Brazil                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                5,500'    Victory Class                               GOM                      Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory             5,500'    Victory Class                               GOM                     Contracted

-----------------------------------------------------------------------------------------------------------------------------------
Ocean America             5,500'    Ocean Odyssey                               GOM                      Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant             5,500'    Ocean Odyssey                               GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness            7,000'    Victory Class                             Malaysia                  Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover               7,000'    Victory Class                            Singapore               Shipyard Upgrade
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence          7,500'    DP Aker H-3.2 Modified                      GOM                     Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper             7,500'    DP Fluor/Mitsubishi                        Brazil                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------

Table continued...

Rig Name                      Operator                             Current Term                        Start Date
--------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                   -                                      -                          mid February 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Drake                ChevronTexaco                       one well plus option                  mid April 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Champion                   -                                      -                          early August 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean Columbia             Aviara Energy                       one well plus option                  mid April 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                    -                                      -                           early April 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Spur                       -                                      -                            mid April 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                Maxus                              two-year term                    mid September 2000
--------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                 Nexen                   one well plus one option well               early March 2002
                                                          plus demobe to Singapore
--------------------------------------------------------------------------------------------------------------------------
Ocean King                   Kerr McGee                              one well                      late December 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean Nugget              Seneca Resources                  one workover plus one well             mid February 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Summit                DOTS/Seneca                              one well                      mid December 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                    BP                        90 day extension plus option            early January 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Titan                   Dominion                         one-well plus option                mid February 2002

--------------------------------------------------------------------------------------------------------------------------
Ocean Tower                  Spinnaker                          one-well extension                   mid April 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                  -                                      -                           late March 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Century                    -                                      -                                 1998
--------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                 -                                      -                          late January 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                     Veba                           one well (re-entry)                  late March 2002

--------------------------------------------------------------------------------------------------------------------------
Ocean New Era                    -                                      -                          late October 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                    OMV                              mobe to Bass St.                    mid April 2002

--------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                 Shell                                five wells                    early February 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Princess                Talisman                              two wells                        mid March 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Whittington              Shell                         two wells plus 2 options              early January 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                      BP                       five wells plus three options           early December 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean General                    -                                      -                            mid March 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                 -                                      -                                 1998
--------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                   -                                      -                           early March 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Concord             Walter Oil & Gas                         three wells                       mid March 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                  -                                      -                           late March 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                   -                                      -                         early February 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown               Enterprise                        15-well development                 mid September 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                    -                                      -                           early March 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                  Petrobras                      five-year term plus option            early November 1998
--------------------------------------------------------------------------------------------------------------------------
Ocean Worker                     -                                      -                         early February 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Quest                  Kerr McGee                 eight month contract plus options         early November 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean Winner                 Petrobras                          18-month extension                  early July 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean Alliance               Petrobras                          two-year contract                 early September 2000
--------------------------------------------------------------------------------------------------------------------------
Ocean Star                       -                                      -                          late February 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Victory                    BP                            two month extension                  mid January 2002

--------------------------------------------------------------------------------------------------------------------------
Ocean America                    -                                      -                         early February 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                  Murphy                        three wells plus options              early January 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                 Murphy                         120 days plus options                  mid March 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Rover                      -                                      -                          early January 2002
--------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                 BP                               five-year term                   early January 2001
--------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                Petrobras                           three-year term                    mid January 2000
--------------------------------------------------------------------------------------------------------------------------

Table continued...

Rig Name                   Estimated End Date        Dayrate (in thousands)    Future Contract and Other Information
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                     -                           -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                   mid May 2002                 lower 20's          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                     -                           -                                     -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia               late May 2002                 mid teens           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan               mid August 2002                available           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                 early August 2002               available           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign            early October 2002              lower 30's          Singapore shipyard for leg upgrade ending early
                                                                               February 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage              early June 2002                lower 80's          Singapore shipyard for leg upgrade ending mid
                                                                               November 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                  late April 2002                 mid 20's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                  mid May 2002                upper teens          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                 mid April 2002               upper teens          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                mid April 2002                 mid 20's           available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                  mid April 2002                lower 20's          three one-well options in lower 20's with Dominion
                                                                               ending early June 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                  mid July 2002                 lower 20's          Shipyard for cantilever upgrade ending mid January
                                                                               2003.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator              late May 2002                 upper 50's          Shipyard in Dakar/available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century                      -                           -                                     -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                   -                           -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                  mid April 2002                lower 70's          one well plus workover with BHP in mid 80's
                                                                               beginning mid June and ending early September 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                      -                           -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                  mid May 2002                  mid 80's           three wells plus demobe with OMV/Santos in lower
                                                                               90's ending early September 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian              mid October 2002               lower 90's          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess              late April 2002                lower 70's          two wells plus option in lower 70's ending early
                                                                               June 2002 with Talisman.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington            late July 2002                upper 50's          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                  mid June 2002                 lower 70's          first option well declared in lower 70's ending late
                                                                               August 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General               late April 2002                    -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                   -                           -                                       -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                     -                           -                                       -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                mid June 2002                 upper 20's          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington              early May 2002                    -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                     -                           -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown              late April 2003                lower 60's          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                      -                           -                                       -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy               early November 2003                120's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                late April 2002                    -               three wells plus option with Shell in lower 40's
                                                                               ending mid July 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                  late July 2002                lower 80's          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner              early November 2002              lower 80's          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance            early September 2004               110's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                  early July 2002                    -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                mid April 2002                  110's             Holstein development project with BP in lower 90's
                                                                               ending mid July 2002, followed by special survey in
                                                                               shipyard ending mid August 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America               early June 2002                    -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant              early August 2002               lower 80's          available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness               mid July 2002                   170's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                third quarter 2003                  -               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence           early January 2006                170's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper              early January 2003              lower 90's          available
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico